Servicing	12 Months Ended
Dec. 31, 2014
Servicing
Servicing

Note 6 – Servicing

Loans serviced for others are not included in the accompanying consolidated balance sheet. The unpaid principal balances of mortgage and other loans serviced for others were approximately $125.4 million and $131.7 million at December 31, 2014 and 2013, respectively. The key economic assumptions used in determining the fair value of the mortgage servicing rights are as follows:

	December 31,
	2014	2013
Annual constant prepayment speed (CPR)	11.46%	10.27%
Weighted average life (in months)	244	244
Discount rate	9.38%	9.26%

The fair value of our mortgage servicing rights was estimated to be $1.0 million and $1.1 million at December 31, 2014 and December 31, 2013, respectively. At December 31, 2012 a valuation allowance of $19 was established against the mortgage servicing rights associated with our 20-year fixed-rate sold loans. Based on decreased prepayment speeds within the 20-year fixed rate tranche, the valuation allowance was removed in 2013.

The following table summarizes mortgage servicing rights capitalized and amortized, along with the aggregate activity in related valuation allowances:

	December 31,
	2014	2013

Balance - beginning of period:	$860	$1,035

Originated mortgage servicing rights capitalized	111	151
Amortization of mortgage servicing rights	(261)	(326)

Balance - end of period	710	860

Valuation allowances:
Balance - beginning of period	—	(19)
Reductions	—	19

Balance - end of period (net of allowances)	$710	$860